IMPAIRMENT OF ASSETS	12 Months Ended
Dec. 31, 2021
IMPAIRMENT OF ASSETS
IMPAIRMENT OF ASSETS

NOTE 28 — IMPAIRMENT OF ASSETS

The Company performs tests for impairment of assets, notably goodwill and other long-lived assets, based on projections of discounted cash flows, which take into account assumptions such as: cost of capital, growth rate and adjustments applied to flows in perpetuity, methodology for working capital determination, investment plans, and long-term economic-financial forecasts. The impairment test of these assets are assessed based on the analysis of facts or circumstances that may indicate the need to perform the impairment test and are performed at least annually, for groups of cash generating units containing goodwill, in December, or whenever changes in events or circumstances indicate that the goodwill and other long-lived assets may be impaired.

To determine the recoverable amount of each cash generating unit, the Company uses the discounted cash flow method, using as basis, financial and economic projections for each one. The projections are prepared by taking into consideration observed changes in the economic scenario in the market where the Company operates, as well as assumptions with respect to future results and the historical profitability of each segment.

The Company maintains its monitoring of the steel market in order to identify any deterioration, significant drop in demand from steel consuming sectors (notably automotive and construction), stoppage of industrial plants or significant changes in the economy or financial market that result in increased perception of risk or reduction of liquidity and refinancing capacity.

28.1 Other assets Impairment test

In 2021 and 2019, no impairment losses were recognized for other long-lived assets.

In the fourth quarter of 2020, tests performed on other long-lived assets identified impairment losses in property, plant and equipment in the amount of R$411,925, of which R$69,570 in the Special Steel segment and R$342,355 in the North America segment, resulting from a recoverable amount below the book value. These losses were determined based on the difference between the book value and the recoverable amount of these assets, which represents their value in use (higher between the fair value net of disposal expenses and their value in use). These losses were recorded in the line of Impairment of non-financial assets in the Consolidated Statements of Income.

The post-tax discount rates used for this test are the same as presented in Note 28.2 of the goodwill impairment test.

28.2 Goodwill impairment test

The Company has four operating segments, which represents the lowest level in which goodwill is monitored by the Company. In 2021, 2020 and 2019, no impairment losses were recognized for goodwill.

The period for projecting the cash flows for the goodwill impairment test was five years. The assumptions used to determine the value in use based on the discounted cash flow method include analysis prepared in dollars, such as: projected cash flows based on management estimates for future cash flows, exchange rates, discount rates and growth rates on perpetuity. The cash flow projections already reflect a competitive scenario, as well as macroeconomic challenges in some geographies in which the Company operates. The perpetuity was calculated considering stable operating margins, levels of working capital and investments. The perpetuity growth rates considered in the 2021 test were: a) North America: 3% (3% in December 2020); b) Special Steel: 3% (3% in December 2020); c) South America: 3% (3% in December 2020); and d) Brazil: 3% (3% in December 2020).

The post-tax discount rates used were determined taking into consideration market information available on the date of performing the impairment test. The Company adopted distinct rates for each business segment tested with the purpose of reflecting the differences among the markets in which each segment operates, as well as the risks associated to each of them. The post-tax discount rates used were: a) North America: 9.50% (8.25% in December 2020); b) Special Steel: 10.50% (8.75% in December 2020); c) South America: 15.00% (11.25% in December 2020); and d) Brazil 11.25%: (9.75% in December 2020).

Discounted cash flows are compared to the book value of each segment and result in the recoverable amount that exceeded book value as shown below: a) North America: R$5,769 million (R$6,202 million in 2020); b) Special Steel: R$4,238 million (R$2,509 million in 2020); c) South America: R$2,248 million (R$4,141 million in 2020); and d) Brazil: R$8,994 million (R$13,424 million in 2020).

The Company performed a sensitivity analysis in the assumptions of discount rate and perpetuity growth rate, due to the potential impact in the discounted cash flows.

An increase of 0.5 percentage points in the discount rate of each segment’s cash flow would result in a recoverable amount that exceeded book value as shown below: a) North America: R$4,337 million (R$4,589 million in 2020); b) Special Steel: R$3,301 million (R$1,568 million in 2020); c) South America: R$2,057 million (R$3,757 million in 2020); and d) Brazil: R$7,582 million (R$11,348 million in 2020).

On the other hand, a decrease of 0.5 percentage points in the perpetuity growth rate of the cash flow of each business segment would result in a recoverable amount that exceeded book value as shown below: a) North America: R$4,679 million (R$4,914 million in 2019); b) Special Steel: R$3,545 million (R$1,754 million in 2020); c) South America: R$2,135 million (R$3,867 million in 2020); and d) Brazil: R$7,962 million (R$11,809 million in 2020).

The Company will maintain over the next year its constant monitoring of the steel market in order to identify any deterioration, significant drop in demand from steel consuming sectors (notably automotive and construction), stoppage of industrial plants or activities significant changes in the economy or financial market that result in increased perception of risk or reduction of liquidity and refinancing capacity. Although the projections made by the Company provide a more challenging scenario than that in recent years, the events mentioned above, if manifested in a greater intensity than that anticipated in the assumptions made by management, may lead the Company to revise its projections of value in use and eventually result in impairment losses.